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Issued By:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated November 27, 2024
To the Summary and Statutory Prospectuses
Dated May 1, 2024

Effective immediately, the second paragraph of “Appendix A – Underlying Funds Available Under the Contract” is deleted in its entirety and replaced with the following:

The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.securitybenefit.com/performance.
Please Retain This Supplement For Future Reference
SB-10058-48 2024/11/27